UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 15, 2015

SEAL123, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35634	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank

Foothill Ranch, CA 92610

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (949) 699-3900

The Wet Seal, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth below under Item 2.01 is hereby incorporated by reference into this Item 1.02.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed by Seal123, Inc. (formerly known as The Wet Seal, Inc.) (the “Company”), on January 15, 2015, the Company and its three subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being administered under the caption “In re Seal123, Inc., et al.”, Case Nos. 15-10081-10084 (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

In addition, as previously disclosed by the Company, in connection with the filing of the Chapter 11 Cases, the Company and its subsidiaries entered into that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of March 12, 2015 (including that certain Letter Agreement outlining agreed terms of an anticipated plan of reorganization) with Mador Lending, LLC (“Mador”), as the “Buyer,” pursuant to which Mador agreed, subject to the terms of the Asset Purchase Agreement, to purchase substantially all of the assets of the Debtors (the “Asset Sale”).

The closing of the Asset Sale occurred on April 15, 2015. The Asset Sale was conducted pursuant to the provisions of Sections 105, 363 and 365 of the Bankruptcy Code and was effected pursuant to the previously disclosed Asset Purchase Agreement. The Company received total consideration of $7,500,000 in cash and a “credit bid” (as defined within the meaning of Section 363(k) of the Bankruptcy Code) of all of the outstanding obligations owed by the Company under that certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of March 12, 2015, between Mador and the Debtors (the “DIP Financing Agreement”). In addition, the Buyer assumed specified liabilities of the Debtors as set forth in the Asset Purchase Agreement. The DIP Financing Agreement was terminated upon the closing of the Asset Sale and concurrently therewith Mador released all liens and security interests against the Debtors that were granted in connection with the DIP Financing Agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On April 15, 2015, Nancy Lublin, John Mills, Kenneth Reiss, Edmond Thomas and Deena Varshavskaya resigned from their positions on the board of directors of the Company, effective concurrently with the closing of the Asset Sale. In addition, concurrently with the closing of the Asset Sale, Edmond S. Thomas, the Chief Executive Officer of the Company and a member of the Board, was terminated from his positions with the Debtors and removed from his position as an officer of the Company. Thomas R. Hillebrandt, the interim Chief Financial Officer and Secretary of the Company, was also terminated from his positions with the Debtors and removed from his position as an officer of the Company.

On April 15, 2015, the Board appointed Bill Langsdorf, age 58, to the positions of President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company, effective immediately upon the closing of the Asset Sale. Mr. Langsdorf has served the Company as a senior advisor since November 2014. Prior to joining the Company in such role, Mr. Langsdorf served from February 2007 until August 2013 as the Senior Vice President and Chief Financial Officer of Tilly’s, Inc., a specialty retailer based in Orange County, California. In consideration for his service, Mr. Langsdorf will receive cash compensation equal to $25,000 per month.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 17, 2015, in accordance with the Asset Purchase Agreement, the Company changed its name from “The Wet Seal, Inc.” to “Seal123, Inc.” A copy of the Certificate of Amendment effectuating the name change is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Based on the terms of the Asset Purchase Agreement, the Company does not expect to be able to distribute any proceeds to the Company’s stockholders and therefore believes that the shares of its common stock are worthless.

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at http://www.donlinrecano.com/Clients/wsi/Index.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The Exhibit Index appearing after the signature page to this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. All statements contained in this Current Report on Form 8-K that are not statements of historical fact and all estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report on Form 8-K should be considered forward-looking statements. All forward-looking statements made in this Current Report on Form 8-K are predictions and not guarantees of future performance, involve material risks and uncertainties and are subject to change based on factors that are difficult to predict and that may be beyond the control of the parties. Such factors include, but are not limited to, (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general, including risks associated with third party motions, (iii) challenges and risks associated with the Company continuing to operate and manage its business under Chapter 11 protection, and (iv) other risks, uncertainties and factors described in the Company’s filings with the Securities and Exchange Commission. The Company will not undertake to publicly update or revise any forward-looking statements even if experiences or future changes make it clear that any projected results expressed or implied therein will not be realized. Furthermore, based on the terms of the asset sale pursuant to Section 363 of the Bankruptcy Code, the Company cautions that it does not expect to distribute any proceeds from the sale to its stockholders and, as a result, believes that its shares of common stock are worthless.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAL123, INC. (Registrant)

Date: April 21, 2015	By:	/s/ Bill Langsdorf
	Name:	Bill Langsdorf
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Certificate of Amendment filed with the Secretary of State of Delaware on April 17, 2015.